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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 1999



                                MAPICS, Inc.
             (Exact name of registrant as specified in its charter)



        Georgia                              000-18674                              04-2711580
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)



                        1000 Windward Concourse Parkway
                           Alpharetta, Georgia  30005
                    (Address of Principal Executive Offices)

                                  678-319-8000
              (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 3


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   (a)  Exhibits
        --------

        Exhibit No.  Description
        ----------   -----------

           99        Press Release dated April 27, 1999


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MAPICS, Inc.
                                     (Registrant)



Date: May 4, 1999                    By /s/ Martin D. Avallone
                                        ----------------------
                                        Martin D. Avallone
                                        Vice President, General Counsel and
                                        Secretary

                                       2

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit   Description                                   Page No.
-------   -----------                                   -------

  99      Press Release dated April 27, 1999                4




                                       3